DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, NV 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

                            Articles of Incorporation
                              (Pursuant to NRS 78)

1. Name of Corporation: NINE MILE SOFTWARE, INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served).

         Name:   Corporation Trust Company of Nevada

         6100 Neil Road, Suite 500          Reno     Nevada  89511
         ---------------------------------------------------------
         Street Address                              City              Zip

3. Shares: (number of shares corporation authorized to issue)

         Number of shares with par value:  50,000,000      Par Value: $0.001
                                         ------------------           ------

         Number of shares without par value: 0
                                            ------

4. Name & Addresses of Board of Directors/Trustees:

   1.  Name:  Damon Deru
       1245 East Brickyard Road, Suite 590     Salt Lake City     UT      84106
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       Street Address                          City               State    Zip

   2.  Name:  Andrew Limpert
       1245 East Brickyard Road, Suite 590     Salt Lake City     UT      84106
       ------------------------------------------------------------------------
       Street Address                          City               State    Zip

   3.  Name:  Michael Christensen
       1245 East Brickyard Road, Suite 590     Salt Lake City     UT      84106
       ------------------------------------------------------------------------
       Street Address                          City               State    Zip

5. Purpose: The purpose of the corporation shall be:
       To engage in any and all lawful business activities under the laws of the State of Nevada

6. Name, Address and Signature of Incorporator:
       Name:  Damon Deru                    Signature_______________________
              1245 East Brickyard Road, Suite 590  Salt Lake City  UT    84106
              ----------------------------------------------------------------
                Street Address                     City            State  Zip

7. Certificate of Acceptance of Appointment of Resident Agent: I hereby accept appointment as Resident Agent for the above named corporation


       Authorized Signature of R.A. or on behalf of R.A. Company      Date

       _________________________________________________________     ___________